IN BRIEF

Net asset value per share	US$	24.72
Market price	US$	28.80
Premium/discount		16.50%
Fund size	US$	249.2m

Past performance is not a guide to future returns.

Source: State Street Corporation. *Source for index data: MSCI.

At June 30, 2004		US$ returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month return	-5.3	-1.1
One year return	21.9	32.0

MANAGER’S COMMENTARY

Investment sentiment towards China remained negative in June. However, there were early signs that government efforts to restrain over-investment in specific sectors are achieving some success. A slowdown in imports resulted in the return to a US$2.1 billion surplus in May. Fixed asset investment growth is clearly slowing. There was some concern about the 4.4% CPI figure in May. But this was over 90% due to food prices; non-food inflation was only 0.6%. Government policies to stimulate the rural economy, such as cutting taxes and land reform, have resulted in a 9% year-on-year increase in planted acreage of rice. There is every sign that the current harvest will be a record and grain prices are already starting to fall. We expect investors to be once more worrying about deflation rather than inflation by the year-end. Worries about rapid increases in interest rates will fade. As Herodotus predicted: “Very few things happen at the right time, and the rest do not happen at all.”

In recent company visits we have concentrated on the consumer sector. We find that consumption growth remains strong, both in China and Taiwan. We expect the next leg of the bull market to be consumption rather than investment-driven. With the Japanese consumer finally starting to spend again, it will be interesting to see whether intra-Asian demand is able to offset a potential slowdown in US demand and allow Asian and US equity markets finally to diverge.

INVESTMENT STRATEGY

Your fund is almost fully invested with holdings in 60 companies, of which 4 are unlisted. During June we sold some stocks linked to capital spending (such as Jingwei Textile) and defensives (Chunghwa Telecom). In their place, we have started investing in NYSE-listed Chindex (hospital management), Taiwan Honchuan (beverage bottles) and a selection of cheap, technology companies — Asia Optical (lenses and digital cameras), Tripod (PCBs) and Synnex (leading electronic distributor). We have also invested in Asia Aluminium (Aluminium extrusion), where we expect to see a recovery in margins in the second half.

Chris Ruffle, Martin Currie Inc

DIRECT INVESTMENT MANAGER’S COMMENTARY

In June, we made a US$3mn investment in Global e-Business Services (BVI) Ltd. (“GO”). GO operates electronic tendering platforms and provides e-business outsourcing services in both public and commercial sectors in Hong Kong. GO has one of the two available licenses in Hong Kong granted by the Hong Kong Government to provide front-end Government Electronic Trading Services (“GETS”). GETS is a mandatory service for the 70,000-trader community in Hong Kong to submit their applications for trade documents online. There were more than 17mn of such trade declaration transactions recorded in 2003.

GO is a subsidiary of Computer And Technologies Holdings Limited (C&T), one of the leading IT service providers engaging in system integration, solution services, and software/e-commerce application services in Greater China. C&T is listed on the main board of the Hong Kong Stock Exchange.

KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS

Market cap*	US$287.1m
Shares outstanding	10,081,913
Exchange listed	NYSE
Listing date	July 10, 1992
Investment adviser	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management

Source: State Street Corporation. *Source: Copyright 2002 Bloomberg LP.

SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon*
Industrials	20.1%	12.7%
Consumer discretionary	18.7%	6.9%
Information technology	18.3%	19.2%
Materials	8.3%	6.8%
Utilities	8.3%	9.0%
Financials	7.8%	30.5%
Consumer staples	5.7%	0.6%
Telecommunications	4.8%	8.4%
Healthcare	3.1%	0.1%
Energy	2.3%	5.8%
Other assets & liabilities	2.6%	—
Total	100.0%	100.0%

Source: State Street Corporation. *Source for index data: MSCI.

ASSET ALLOCATION

Source: State Street Corporation

PERFORMANCE		(US$ RETURNS)
	NAV	Market price
	%	%
One month	-5.3	-2.0
Year to date	-5.6	-29.4
3 years (annualized)	18.6	32.5

Past performance is not a guide to future returns.

Source: State Street Corporation

DIRECT INVESTMENTS (3.5%)

Captive Finance	Financials	1.2%
Global E Business	Information technology	1.2%
Tomoike Industrial (HK) Ltd	Industrials	0.9%
Teco Optronics	Information technology	0.2%

15 LARGEST LISTED INVESTMENTS (46.8%)

Chaoda Modern Agriculture	Consumer staples	4.8%
Sohu.com	Information technology	4.2%
TCL International	Consumer discretionary	4.0%
BYD	Industrials	3.8%
Comba Telecom Systems	Telecommunications	3.6%
Anhui Expressway	Utilities	3.0%
TPV Technology	Industrials	2.9%
Shenzhen Expressway	Utilities	2.8%
Cathay Financial	Financials	2.8%
China Metal Products	Materials	2.6%
Synnex Technologies	Consumer discretionary	2.6%
Merry Electronics	Consumer discretionary	2.6%
Xinao Gas	Utilities	2.5%
Yanzhou Coal Mining	Energy	2.3%
Taiwan Green Point	Information technology	2.3%

Source: State Street Corporation

FUND PERFORMANCE	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	-5.3	-12.3	-5.6	21.9	18.6	11.8	7.6
MSCI Golden Dragon	-1.1	-7.8	-2.9	32.0	4.0	-3.5	n/a
Hang Seng Chinese Enterprise	-0.3	-10.3	-14.9	57.4	22.9	9.7	n/a

Past performance is not a guide to future returns.

Source: State Street Corporation. Launch date July 10, 1992. Three year, five year and since launch returns are all annualized.

Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2002 Bloomberg LP for the Hang Seng Chinese Enterprise.

PERFORMANCE IN PERSPECTIVE

Past performance is not a guide to future returns.

Source: Martin Currie Inc as of June 30, 2004.

THE CHINA FUND INC. PREMIUM/DISCOUNT

Past performance is not a guide to future returns.

Source: Martin Currie Inc as of June 30, 2004.

DIVIDEND HISTORY CHART

Total	0.91	0.61	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.21	1.78
Income	0.09	0.01	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.06	0.07
Long term capital	0.04	0.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.67
Short term capital	0.79	0.36	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	1.04

Past performance is not a guide to future returns.

Source: State Street Corporation.

THE PORTFOLIO — IN FULL	AT JUNE 30, 2004

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio
Hong Kong						51.8%
Chaoda Modern Agriculture	682 HK	HK$2.18		43,089,900	12,015,915	4.8%
TCL International	1070 HK	HK$2.43		32,318,000	10,047,970	4.0%
BYD	1211 HK	HK$23.05		3,225,000	9,509,981	3.8%
Comba Telecom Systems	2342 HK	HK$4.58		15,356,000	9,007,231	3.6%
Anhui Expressway	995 HK	HK$3.28		17,778,000	7,464,768	3.0%
TPV Technology	903 HK	HK$5.60		9,968,000	7,156,788	2.9%
Shenzhen Expressway	548 HK	HK$2.55		21,494,000	7,027,155	2.8%
Xinao Gas	2688 HK	HK$3.48		13,976,000	6,226,727	2.5%
Yanzhou Coal Mining	1171 HK	HK$8.50		5,186,000	5,651,628	2.3%
Golden Meditech	8180 HK	HK$3.00		13,950,000	5,365,591	2.2%
Solomon Systech	2878 HK	HK$1.93		20,698,000	5,121,625	2.1%
Sinotrans	598 HK	HK$2.80		12,835,000	4,607,613	1.8%
Fountain Set	420 HK	HK$5.20		6,714,000	4,476,172	1.8%
Weichai Power	2338 HK	HK$13.15		2,536,000	4,275,600	1.7%
Proview International	334 HK	HK$1.81		17,644,000	4,094,470	1.6%
China Shipping Container Lines	2866 HK	HK$2.80		9,221,000	3,280,674	1.3%
China Fire Safety	8201 HK	HK$0.45		50,380,000	2,874,354	1.2%
Hong Kong.com	8006 HK	HK$0.70		30,232,000	2,713,233	1.1%
Natural Beauty Bio-Technology	157 HK	HK$0.54		32,780,000	2,269,472	0.9%
Sino Golf	361 HK	HK$1.45		11,835,000	2,200,181	0.9%
Ocean Grand Chemicals	2882 HK	HK$0.93		17,379,000	2,116,754	0.8%
Nanjing Dahe Outdoor Media	8243 HK	HK$0.43		37,500,000	2,043,348	0.8%
Beiren Printing Machinery	187 HK	HK$2.20		7,000,000	1,974,435	0.8%
Asia Aluminium	930 HK	HK$0.76		18,000,000	1,753,914	0.7%
Asia Zirconium	395 HK	HK$1.02		13,196,000	1,725,697	0.7%
China Rare Earth	769 HK	HK$0.87		15,254,000	1,701,473	0.7%
Jingwei Textile Machinery	350 HK	HK$1.81		4,436,000	1,035,106	0.4%
Fujian Zijin Mining	2899 HK	HK$2.65		2,770,000	941,126	0.4%
Arcontech	8097 HK	HK$0.17		18,386,000	407,808	0.2%
Taiwan						33.7%
Cathay Financial	2882 TT	NT$60.5		3,862,000	6,949,762	2.8%
China Metal Products	1532 TT	NT$37.8		5,873,408	6,603,653	2.6%
Synnex Technologies	2347 TT	NT$54.5		4,059,640	6,580,916	2.6%
Merry Electronics	2439 TT	NT$77.0		2,844,208	6,514,099	2.6%
Taiwan Green Point	3007 TT	NT$103.5		1,831,200	5,637,394	2.3%
Fubon Financial	2881 TT	NT$29.3		5,453,952	4,753,147	1.9%
Polaris Securities	2854 TT	NT$17.7		8,859,377	4,664,217	1.9%
Taiwan Hon Chuan Enterprise	9939 TT	NT$37.0		3,968,435	4,367,403	1.7%
Chicony Electronics	2385 TT	NT$47.5		3,001,152	4,240,176	1.7%
CMC Magnetics	2323 TT	NT$17.5		8,100,000	4,216,240	1.7%
Cheng Shin Rubber	2105 TT	NT$44.0		3,016,400	3,947,698	1.6%
Asia Optical	3019 TT	NT$204.0		500,000	3,033,908	1.2%
Tripod Technology	3044 TT	NT$43.9		2,179,000	2,845,274	1.1%
Data Systems Consulting	2447 TT	NT$20.6		3,968,339	2,431,522	1.0%
ChungHwa Telecom	2412 TT	NT$58.0		1,408,000	2,429,030	1.0%
Wintek	2384 TT	NT$37.0		2,048,000	2,253,896	0.9%
Vanguard International Semiconductor	5347 TT	NT$12.5		6,000,000	2,230,815	0.9%
Taiwan FamilyMart	5903 TT	NT$50.5		1,478,520	2,220,858	0.9%
Tsann Kuen Enterprise	2430 TT	NT$42.0		1,700,000	2,123,736	0.9%
Soft-World International	5478 TT	NT$86.0		790,000	2,020,821	0.8%
Allied Material	8017 TT	NT$16.2		4,000,000	1,927,424	0.8%
Yieh United Steel	9957 TT	NT$14.1		3,500,000	1,467,876	0.6%
Ability Enterprise	2374 TT	NT$22.7		739,840	499,535	0.2%
B shares						2.0%
China International Marine	200039 CH	HK$10.07		3,908,395	5,046,032	2.0%
New York						6.4%
Sohu.com	Sohu US	US$	19.88	526,286	10,462,566	4.2%
Shanda Interactive	SNDA US	US$	15.42	324,300	5,000,706	2.0%
Chindex International	CHDX US	US$	9.59	42,987	412,245	0.2%
Direct						3.5%
Captive Finance				2,000,000	3,045,000	1.2%
Global E Business				40,000	3,000,115	1.2%
Tomoike Industrial				825,000	2,351,932	0.9%
Teco Optronics				1,500,000	446,163	0.2%
Other assets & liabilities						2.6%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This newsletter is issued and approved by Martin Currie Inc (MC Inc), as investment adviser. MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

China Fund Inc (the fund) is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940. It meets the criteria of a closed-ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the fund. Asian Direct Capital Management is the direct investment manager to the fund.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

Please remember that past performance is not a guide to future returns. Markets and currency movements can cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.